TRAVELERS SERIES FUND INC.

SUPPLEMENT DATED APRIL 26, 2005

TO THE PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION

OF THE PORTFOLIOS INDICATED BELOW

At meetings held on March 24, 2005 and April 20, 2005, the Board of Directors approved a proposal to reorganize certain portfolios (the “Acquired Funds”) of Travelers Series Fund Inc. (“TSF”) into newly organized “shell” portfolios (the “Corresponding Acquiring Funds”) of Travelers Series Trust (“TST”) (the Corresponding Acquiring Funds and the Acquired Funds are collectively referred to as the “Funds” and the proposed transactions are collectively referred to herein as the “Reorganization”). The Acquired Funds are the Strategic Equity Portfolio, AIM Capital Appreciation Portfolio, Van Kampen Enterprise Portfolio, MFS Total Return Portfolio, Salomon Brothers Strategic Total Return Bond Portfolio, Travelers Managed Income Portfolio and Pioneer Strategic Income Portfolio.

With regard to the Reorganization, the Board of Directors approved an Agreement and Plan of Reorganization (the “Plan”) between TSF, on behalf of the Acquired Funds, and TST, on behalf of the Corresponding Acquiring Funds, under which the Corresponding Acquiring Funds would acquire all of the assets of the Acquired Funds and assume all of the liabilities of the Acquired Funds. The Reorganization is being proposed because Travelers Investment Adviser Inc. and Travelers Asset Management International Company LLC, which serve as investment advisers to the Acquired Funds and are currently indirect wholly owned subsidiaries of Citigroup Inc. (“Citigroup”), will become indirect wholly owned subsidiaries of MetLife, Inc. (“MetLife”) as part of MetLife’s acquisition of Travelers Life & Annuity, the life insurance and annuity businesses of Citigroup.

A Special Meeting of Shareholders of each TSF Portfolio has been called on June 29, 2005 for the purpose of submitting the Plan and such other matters as may properly come before the meeting to the stockholders of such TSF Portfolio for approval. The close of business on April 15, 2005, has been fixed as the record date for the determination of stockholders of each TSF Portfolio who are entitled to notice of, and to vote at, the Special Meeting of Shareholders, including any adjournment or adjournments thereof.

AIM Capital Appreciation Portfolio	February 28, 2005
Strategic Equity Portfolio	February 28, 2005
MFS Total Return Portfolio	February 28, 2005
Pioneer Strategic Income Portfolio	February 28, 2005
Travelers Managed Income Portfolio	February 28, 2005
Van Kampen Enterprise Portfolio	February 28, 2005
Salomon Brothers Strategic Total Return Bond Portfolio	February 28, 2005

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